SECTION 906 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of American Eagle Funds, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of American Eagle Funds, Inc. for the period ended December 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of American Eagle Funds, Inc.


/s/ Marcus E. Jundt
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Marcus E. Jundt, President, American Eagle Funds, Inc.
Dated: March 5, 2004


/s/ Gerald M. Fitterer
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Gerald M. Fitterer, Treasurer, American Eagle Funds, Inc.
Dated: March 5, 2004